Exhibit 99.1

GreenVision Acquisition Corp. Announces the Separate Trading of its Shares of Common Stock, Rights and Warrants Commencing December 9, 2019

New York, New York, December 4, 2019: GreenVision Acquisition Corp. (Nasdaq: GRNVU) (the “Company”) announced that, commencing Monday, December 9, 2019, holders of the units sold in the Company’s initial public offering of 5,750,000 units, completed on November 21, 2019, may elect to separately trade the shares of common stock, rights and warrants included in the units. Each unit consists of one share of common stock, one right to receive one tenth (1/10) of a share at the closing of a business combination, and one warrant to purchase one share of common stock.

Those units not separated will continue to trade on the Nasdaq Capital Market (“Nasdaq”) under the symbol “GRNVU,”.

The shares of common stock, rights and warrants that are separated will trade on Nasdaq under the symbols “GRNV”, “GRNVR” and “GRNVW,” respectively. Holders of units will need to have their securities brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of common stock, rights and warrants.

The units were initially offered by the Company in an underwritten offering through I-Bankers Securities Inc. which acted as the sole book running manager for the offering and as the representative of the underwriters in the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on November 18, 2019. Copies of the registration statement can be accessed through the SEC's website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus, copies of which may be obtained by contacting I-Bankers Securities Inc. located at 535 5th Ave, 4th Floor, New York, NY 10017 or at ecm@ibsgroup.net.

About GreenVision Acquisition Corp.

GreenVision Acquisition Corp. is a newly organized blank check company formed under the laws of the State of Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company's efforts to identify a prospective target business will not be limited to a particular industry or geographic region, but it intends to focus on target businesses operating in North America, Europe and Asia (excluding China) in the life sciences and healthcare industries.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Company Contacts:

Zhigeng (David) Fu, Chief Executive Officer

One Penn Plaza

36th Floor

New York, New York 10019

Telephone Number: 212-786-7429

David.Fu@glo.com.cn

source: GreenVision Acquisition Corp.